                                                                  ANNUAL REPORT

                                                    Green Century Balanced Fund
                                                      Green Century Equity Fund
                                                                  July 31, 2001
                         [LOGO OF GREEN CENTURY FUNDS]
             An Investment For Your Future.
                                   29 Temple Place, Boston, Massachusetts 02111

For information on the Green Century Funds (R), call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 9:00 am to 5:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.
-------------------------------------------------------------------------------
           Dear Green Century Funds Shareholder:

           Ten years ago, a partnership of non-profit environmental advocacy organizations founded a unique family of no-load environmentally responsible mutual funds. Together with professional money managers, experienced financial services providers and a strong management team, the founding organizations built the Green Century Funds to nearly $100 million in assets and over 14,000 investors who believe, as you do, that investing in environmentally responsible companies may be financially as well as ethically sound.
           Green Century Capital Management, Inc. ("Green Century") developed mutual funds that provide our shareholders the opportunity to make environmentally responsible investments that honor both their environmental principles as well as their long-term financial goals. Through effective shareholder advocacy, we offer our investors a voice for getting their environmental beliefs heard in corporate America's boardrooms.
           Over the past ten years, Green Century has applied principled environmental screens to the companies in which each of the Green Century Funds might invest, evaluating toxic emissions, waste disposal practices, recycling and the use of environmentally beneficial fuels. Neither of the Funds invest in companies with high emissions of toxic and ozone-depleting chemicals, nor do they invest in companies with a pattern of violating environmental laws and regulations. Green Century believes that environmental sensitivity is a leading indicator of management quality and may enhance financial performance. The Funds' managers also aggressively search for companies that proactively aid the environment--companies that will make a difference in our efforts to build a sustainable economy and future.
           Since the launch of the Green Century Funds, there has been monumental growth in the socially and environmentally responsible investment movement. Assets have reached two trillion dollars/1/, shareholder advocacy is having a profound impact on corporate behavior, and the number of investors in screened funds is growing steadily. Corporations are responding with more reporting on their environmental progress as well as some concessions on key environmental and social issues. Green Century has worked to foster the movement, joining with fellow socially conscious investors as well as leading advocacy organizations to engage in dialogues with companies, and, when companies do not agree with our concerns, filing shareholder resolutions to push our positions.
           Green Century's strategy of investing in environmentally proactive and environmentally and socially responsible companies has produced competitive long-term returns, although not without volitility and periods of negative performance. There are risks certainly to investing in the Green Century Funds, as there are with other investments in stocks and bonds. The past year especially has been discouraging for most investors and both Green Century Funds have suffered along with much of the rest of the market. More complete information on the performance of both Funds is offered in the charts and the discussion below.*
           The slumping stock market in the new millennium so far stands in sharp contrast to the booming bull market of most of the 1990's. Green Century views this not as a sign of hopelessness, but rather as a reminder that investing in the stock and bond markets is a long-term proposition. The experience of the past year confirms that markets are hard to predict and that betting on short-term forecasts is not a good investment strategy.
           While it is impossible to predict the future direction of the market, there are certain basic principles that may help investors plan for their future. First, investors are encouraged to take a long-term view of their portfolios, when consistent with their investing time frame. Generally, it makes sense to leave investments alone through the inevitable up and down cycles of the financial markets. Second, investors are encouraged to consider diversification. While both of the Green Century Funds are diversified in that they are invested in a number of securities, neither of the two Green Century Funds alone nor the two Funds together constitute an entire investment program or include all types of investment options. Although a diversified portfolio will not stop market drops from impacting investments, diversification may help to reduce risk. Third, investors may want to consider following a regular plan, investing a certain amount of money each month or quarter. This strategy, called dollar cost averaging, will not assure a profit or protect from a loss in a declining market, but may help lower the average cost of one's investments./2/

           The Green Century Balanced Fund invests primarily in the stocks and bonds of companies that its portfolio manager believes show profit potential while promoting environmentally sensitive or benign business practices. Rather than just screening out the companies with the worst environmental records, the Balanced Fund invests in companies that we believe are making the environment and a sustainable future a hallmark of their business practices.

           The Balanced Fund will continue to stay on the cutting edge, seeking companies and sectors that are poised to build for a more sustainable future. For example, the Balanced Fund is looking to capitalize on the nation's current energy policy and problems by investing in alternative and renewable energy companies. The Balanced Fund's manager estimates an annual revenue growth of approximately 31% for the alternative and renewable energy sector over the next five years. Alternative and renewable energy companies, with technologies that provide reliable, high quality power that is environmentally friendly and cost effective, constitute 19.0% of the Fund's net assets as of July 31, 2001. The Fund's manager anticipates further investments in companies that produce geothermal heat pumps, photovoltaic equipment, wind turbines, fuel cells and flywheels.
           One such current Balanced Fund investment is Vestas Wind Systems/3/, the world's largest wind turbine manufacturer, which provides wind technology for energy development projects spanning several nations. AstroPower/3/, another of the Balanced Fund's alternative energy companies, has developed a path-breaking SiliconFilm technology that makes solar power more efficient and less expensive. It is the largest independent manufacturer of solar electric products and one of the fastest growing companies in the industry. The current energy crisis in the U.S. and the push to alternative energy could help this company grow even further.
           The Balanced Fund's investment in Tomra Systems/3/ provides another example of a company seeking to do well by doing good. Tomra, a Norwegian company, produces machines that accept bottles and cans for recycling and repay consumers their deposits on each item. Tomra does business in countries and states where governments mandate recycling deposits on beverage cans and bottles.
           For the fiscal year ended July 31, 2001 the Green Century Balanced Fund underperformed due primarily to poor performance in the over-the-counter market and green stocks. Year-to-date, the alternative and renewable energy sector significantly underperformed the overall market. At present, there remains volatility in the markets. More optimistically, we believe current values are compelling, especially for growing companies with environmentally effective strategies. The Fund's portfolio manager remains optimistic about small- to mid-capitalization growth stocks that may grow even in a no-growth economic environment, especially those with an environmental perspective. The Fund's investments in smaller companies entail more risk than do investments in the stocks of larger, more established companies. Small companies may lack the management experience, financial resources and product diversification of large companies and the frequency and volume of their trading may be less than that of larger companies.
           While the Balanced Fund's performance for the last year was disappointing, the Fund's longer-term returns were strong as compared to those of the Lipper Balanced Fund Index/4/. The Fund's one-year and average annual returns for the periods ended June 30, 2001, as compared to the returns of the Lipper Balanced Fund Index, are:*

                                                                         SINCE
                                                   ONE   THREE   FIVE  INCEPTION
                                                  YEAR   YEARS  YEARS  (3/18/92)
Green Century Balanced Fund..................... -14.84% 18.80% 16.93%  12.61%
Lipper Balanced Fund Index......................  -1.05%  4.85% 10.48%  10.58%
  For the periods ended July 31, 2001:
Green Century Balanced Fund..................... -19.19% 17.96% 16.06%  11.23%
Lipper Balanced Fund Index......................  -0.85%  5.23% 11.04%  10.47%

           The Green Century Equity Fund invests substantially all of its assets in a portfolio of 400 companies that comprise the Domini 400 Social Index (the "Social Index"), a broadly diversified portfolio that excludes companies with poor environmental and social records. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Social Index. The Social Index is comprised primarily of large capitalization U.S. companies.
           The Green Century Equity Fund, as well as the Balanced Fund, holds Whole Foods Market/3/, the nation's largest chain of natural food markets. Driven by concerns over health, food safety, and the environment, the market for natural products has experienced a four-year growth trend of approximately 15% annually. As important, Whole Foods has been an active participant in the debate over genetically modified ("GM") foods, an issue on which the Green Century Equity Fund has co-filed a shareholder resolution. The company has long advised consumers of the potential risks of this new technology and shares Green Century's position that mandatory labeling of all GM foods is essential.
           The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market and delivered disappointing returns during this past turbulent year. As with other equity funds, the share price of the Equity Fund will fluctuate and may fall when the market declines or the value of the companies in which it invests falls. The large companies in which the Fund's portfolio is invested may perform worse than the stock market as a whole. For the fiscal year ended July 31, 2001, the Green Century Equity Fund experienced a loss of 18.34%. Much of that was due to the downward pull of investments in technology companies, including Cisco Systems/3/. On a brighter note, the communication companies in which the Equity Fund is invested fared better than expected and better than those in the Standard & Poor's 500 Index (the "S&P 500(R) Index"/5/). The Equity Fund's one-year and average annual returns for the periods ended June 30, 2001, as compared to the returns of the S&P 500(R) Index, are:*

                                                          SINCE
                           ONE   THREE  FIVE    TEN     INCEPTION
                          YEAR   YEARS YEARS  YEARS/6/ (6/3/91)/6/
Green Century Equity
 Fund................... -19.86% 2.07% 13.67%  13.92%    13.25%
S&P 500(R) Index........ -14.83% 3.89% 14.48%  15.10%    14.50%
  For the periods ended
   July 31, 2001:
Green Century Equity
 Fund................... -18.34% 2.22% 14.69%  13.35%    13.12%
S&P 500(R) Index........ -14.33% 3.92% 15.29%  14.46%    14.26%

*The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A fund's performance, especially for short time periods, should not be the sole factor in making an investment decision. Fund prices change daily and performance may change significantly during periods of market volatility. To obtain current Fund prices and performance information, call 1-800-93-GREEN.

           Shareholder Advocacy--Green Century remains dedicated to vigilant shareholder advocacy for greater corporate environmental responsibility. Presently, Green Century is working in partnership with leading public interest and environmental advocacy organizations on a national shareholder campaign to protect the Arctic National Wildlife Refuge from oil drilling. Despite the fact that oil drilling would pose a serious threat to wildlife and pristine open space and endanger the lifestyle of the indigenous people of the area, several major oil companies are preparing to drill in the Arctic. The potential consequences demand aggressive action. The Green Century Balanced Fund added its voice to this national effort by co-filing a shareholder resolution with BP plc/3/ designed to discourage the company's plan to drill in the Refuge.
           Working in coalition with other concerned investors, Green Century is waging a campaign to convince Campbell's Soup Company/3/ to slow its rush toward the use of genetically modified foods. Green Century holds firm in its belief that society should go slowly with genetically modified organisms. Green Century will call on the companies held by the Green Century Funds to provide the research and proof that genetically modified organisms are safe before bringing them to the market, and at the same time, call on the government to adequately regulate this quickly emerging industry.
           Green Century has had a strong ten years. Over the next ten years we have much to do. While it is true that some companies are focusing on their environmental practices, changing their systems, and acting more responsibly than in the past, we cannot rest satisfied. By most analyses, our planet's health continues to deteriorate. The rise of global warming is greater. The loss of species continues largely unabated. Water quality and quantity are issues threatening the health of citizens all over the world. Complicated environmental health issues are growing. The challenge remains difficult. Corporate leaders--through personal leadership or under pressure from their shareholders--will have to do more to take on these challenges.
           Over the next ten years, Green Century will play a key role in addressing pressing environmental issues--global warming, recycling, air and water pollution. Directing investments to environmentally responsible companies and engaging in shareholder activism to stop harmful corporate practices are powerful tools for building the sustainable future that our families deserve. Over the next ten years, while seeking competitive returns and excellent service for our investors, we promise to work even harder to change the rules of engagement--to make sure corporate leaders understand that their responsibility is not only to deliver goods and services but also to do so in a way that builds a sustainable future.

           We look forward to serving you over the next ten years.

           Respectfully,

           The Green Century Funds

/1/ According to a study conducted by the Social Investment Forum, more than $2 trillion in assets were involved in socially and environmentally responsible investing as of November 1999.
/2/ Dollar cost averaging does not assure a profit and does not protect against a loss in a declining market. Investors should consider their financial ability to continue making purchases through periods of low price levels.
/3/ As of July 31, 2001, Vestas Wind Systems comprised 2.72%, AstroPower comprised 3.51%, Tomra Systems comprised 1.18%, Whole Foods Market comprised 2.67% and BP plc comprised 0.01% of the net assets of the Green Century Balanced Fund. As of July 31, 2001, Whole Foods Market comprised 0.03%, Cisco Systems comprised 2.45% and Campbell's Soup Company comprised 0.20% of the net assets of the Index Portfolio. Holdings may change due to ongoing management. References to specific investments should not be construed as a recommendation of the security by the Funds, the advisor or the distributor.
/4/ Lipper Analytic Services, Inc. ("Lipper") is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.
/5/ The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500(R) Index.
/6/ The Green Century Equity Fund, which commenced investment operations in September 1995, invests all of its assets in an existing separate registered investment company which has the same investment objective as the Fund (the "Index Portfolio"). Consistent with regulatory guidance, the performance for the period prior to the Fund's inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.
This material must be preceded or accompanied by a current prospectus.
Distributor: Sunstone Distribution Services, LLC 9/01

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

GREEN CENTURY BALANCED FUND
  Investment Objective--The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of equity and fixed-income securities. The Fund invests in the securities of environmentally responsible and environmentally proactive companies.

  Portfolio Orientation--The Balanced Fund is invested in equity and fixed income securities of environmentally responsible companies, many of which also make positive environmental contributions. In the fiscal year ended July 31, 2001, equity holdings focused on growth companies that have earnings growth greater than that of the overall market; a rate of growth that the Balanced Fund's portfolio manager believes have the potential to generate superior stock performance. The Fund also invests in the stocks of small and micro-capitalization companies; the Fund's portfolio manager believes that the environmentally distinguished companies in which the Fund seeks to invest tend to have smaller market capitalizations and that investments in such companies may offer greater opportunities for growth as well as greater risks for price fluctuations than larger, more established companies. The fixed-income portion of the portfolio is comprised of debt of investment and non-investment grade environmentally responsible companies.

  Economic Environment--The economic downturn has loomed larger and perhaps longer than initial expectations. The potential for ongoing interest rate reductions, tax rebates reinforcing consumer spending, and upcoming favorable earnings comparisons may harbinger a newly positive equities market but at what point it is not possible to predict.

  Investment Strategy and Performance--The Balanced Fund's investment advisers believe that environmental responsibility and economic gain may go hand in hand. The premise of the Fund is that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. The Fund invests in companies that promote ecologically sustainable solutions and other companies with clean environmental records. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liability.

  For its fiscal year ended July 31, 2001, the Balanced Fund underperformed relative to the Lipper Balanced Fund Index due to poor performance of green stocks and the over-the-counter market. The over-the-counter market as measured by the Nasdaq has declined 60% from its peak in the year 2000. The Fund's total return for the year ended July 31, 2001 was -19.19%, compared to -0.85% for the Lipper Balanced Fund Index during the same period. For the five years ended July 31, 2001, the Balanced Fund's average annual total return was 16.06%, compared to 11.04% for the Lipper Balanced Fund Index. The Fund's average annual total return since inception on March 18, 1992 was 11.23%, compared to 10.47% for the Lipper Balanced Fund Index.

                                                       The S&P 500(R) Index
                                                       is an unmanaged index
                                                       of 500 stocks. Its
                                                       performance reflects
                                                       reinvestment of
                                                       dividends and
                                                       distributions but not
                                                       management and other
                                                       operating expenses, as
                                                       does the Fund's
                                                       performance.

                                                       The Lipper Balanced
                                                       Fund Index includes
                                                       the 30 largest funds
                                                       whose primary
                                                       objective is to
                                                       conserve principal by
                                                       maintaining at all
                                                       times a balanced
                                                       portfolio of both
                                                       stocks and bonds.
                                                       Typically the
                                                       stock/bond ratio
                                                       ranges around 60%/40%.

                        GROWTH OF A $10,000 INVESTMENT

                                    [CHART]

                 Green Century         S&P 500(R)         Lipper Balanced
      Date       Balanced Fund           Index               Fund Index
      ----       -------------         ----------         ---------------

   3/18/1992         10,000             10,000                 10,000
   6/30/1992          9,855             10,053                 10,107
   6/30/1993         10,219             11,424                 11,558
   6/30/1994          9,827             11,584                 11,652
   6/30/1995         11,302             14,604                 13,459
   6/30/1996         13,786             18,401                 15,453
   6/30/1997         15,883             24,786                 18,640
   6/30/1998         17,969             32,261                 22,072
   7/31/1998         16,523             31,918                 21,813
   7/31/1999         17,338             38,366                 24,157
   7/31/2000         33,557             41,810                 25,637
   7/31/2001         27,118             35,819                 25,420


                          AVERAGE ANNUAL TOTAL RETURN
           -----------------------------------------------------------

         One year ended July 31, 2001................................... -19.19%
           ---------------------------------------------------------------------
         Five years ended July 31, 2001.................................  16.06%
           ---------------------------------------------------------------------
         Inception (March 18, 1992) to July 31, 2001....................  11.23%


The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A fund's performance, especially for short time periods, should not be the sole factor in making an investment decision. Fund prices change daily and performance may change significantly during periods of market volatility. To obtain current Fund prices and performance information, call 1-800-93-GREEN.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

GREEN CENTURY EQUITY FUND
  Investment Objective--The Green Century Equity Fund seeks long-term total return which matches the performance of an index composed of 400 companies selected based on social and environmental criteria.

  Portfolio Orientation--The Equity Fund seeks to achieve its investment objective by investing substantially all its investable assets in the Domini Social Index Portfolio (the "Index Portfolio") which has the same investment objective as the Fund. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to track the performance of a broad based index. The Equity Fund thus provides an investor with the opportunity to be nearly fully invested at all times in a broad and diverse portfolio of stocks that meet certain environmental and social criteria.

  In evaluating stocks for inclusion in the Index Portfolio, a company's environmental performance, employee relations, corporate citizenship, and the quality of the company's products and its attitudes with regard to consumer issues are considered. Companies are excluded which, based on data available, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products or alcoholic beverages; derive any revenues from gambling enterprises; own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle.

  Investment Strategy and Performance--The Equity Fund's manager believes that enterprises which exhibit a social awareness should be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. The Fund's manager also believes that such investments may over the long term be able to provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

  For its fiscal year ended July 31, 2001, the Equity Fund underperformed the Standard & Poor's 500(R) Index (the "S&P 500(R) Index"), primarily due to its overweighting in technology stocks as compared to the S&P 500(R) Index. The Fund's total return for its fiscal year was -18.34%, compared to -14.33% for the S&P 500(R) Index. For the five and ten years ended July 31, 2001, the Equity Fund's average annual total returns were 14.69% and 13.35%, respectively, compared to 15.29% and 14.46%, respectively, for the S&P 500(R) Index. The Fund's average annual total return since inception on June 3, 1991 was 13.12%, compared to 14.26% for the S&P 500(R) Index.*

                                                       The S&P 500(R) Index
                                                       is an unmanaged index
                                                       of 500 stocks. Its
                                                       performance reflects
                                                       reinvestment of
                                                       dividends and
                                                       distributions but not
                                                       management and other
                                                       operating expenses, as
                                                       does the Fund's
                                                       performance.

                        GROWTH OF A $10,000 INVESTMENT

                                    [CHART]

                        Green Century        S&P 500(R)
        Date            Equity Fund            Index
        ----            -------------        ----------

       6/3/1991             10,000             10,000
      7/31/1991              9,987             10,029
      7/31/1992             11,137             11,311
      7/31/1993             12,162             12,301
      7/31/1994             12,425             12,934
      7/31/1995             15,442             16,312
      7/31/1996             17,628             19,014
      7/31/1997             26,996             28,928
      7/31/1998             32,752             34,506
      7/31/1999             39,813             41,478
      7/31/2000             42,846             45,201
      7/31/2001             34,986             38,724


                          AVERAGE ANNUAL TOTAL RETURN
           -----------------------------------------------------------

         One year ended July 31, 2001................................... -18.34%
           ---------------------------------------------------------------------
         Five years ended July 31, 2001.................................  14.69%
           ---------------------------------------------------------------------
         Ten years ended July 31, 2001*.................................  13.35%
           ---------------------------------------------------------------------
         Inception (June 3, 1991) to July 31, 2001*.....................  13.12%


*The Green Century Equity Fund, which commenced investment operations in September, 1995, invests all of its investable assets in an existing separate registered investment company which has the same investment objective as the Fund (the "Index Portfolio"). Consistent with regulatory guidance, performance for the period prior to the Fund's inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of charges and expenses of the Fund.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A fund's performance, especially for short time periods, should not be the sole factor in making an investment decision. Fund prices change daily and performance may change significantly during periods of market volatility. To obtain current Fund prices and performance information, call 1-800-93-GREEN.

                          GREEN CENTURY BALANCED FUND
                            PORTFOLIO OF INVESTMENTS

                                 July 31, 2001
COMMON STOCKS--70.9%

                                                         SHARES      VALUE
Technology--15.9%
AOL Time Warner Inc. (b)..............................        300 $    13,635
August Technology Corp. (b)...........................    110,000   1,618,100
Broadcom Corp., Class A (b)...........................     25,000   1,090,750
FreeMarkets, Inc. (b).................................     50,000     996,000
Intel Corp............................................        800      23,848
Kana Software, Inc. (b)...............................    195,000     339,300
Oak Technology, Inc. (b)..............................    325,000   2,921,750
Power Integrations, Inc. (b)..........................      2,500      54,125
Therma-Wave, Inc. (b).................................    100,000   1,410,000
Veeco Instruments Inc. (b)............................     45,000   1,662,750
                                                                  -----------
                                                                   10,130,258
                                                                  -----------
Healthcare--14.6%
ImmunoGen, Inc. (b)...................................     40,000     614,400
Kosan Biosciences, Inc. (b)...........................    150,000   1,351,500
MedImmune, Inc. (b)...................................     20,000     770,400
NPS Pharmaceuticals, Inc. (b).........................     87,200   2,738,080
OSI Pharmaceuticals, Inc. (b).........................     50,000   2,165,500
XOMA Ltd. (b).........................................    140,000   1,687,000
                                                                  -----------
                                                                    9,326,880
                                                                  -----------
Alternative/Renewable Energy--13.9%
AstroPower, Inc. (b)..................................     50,000   2,232,500
Ballard Power Systems, Inc. (b).......................     15,000     599,850
FuelCell Energy, Inc. (b).............................     80,000   1,285,600
NEG Micon (b)(c)......................................     40,000   1,824,487
Vestas Wind Systems (b)(c)............................     40,000   1,730,441
York Research Corp. (b)...............................    400,000   1,144,000
                                                                  -----------
                                                                    8,816,878
                                                                  -----------
Internet Products & Services--10.8%
CyberSource Corp. (b).................................    300,000     270,000
MRO Software, Inc. (b)................................    275,000   3,957,250
Netcentives Inc. (b)..................................  1,000,000     150,000
OneSource Information Services, Inc. (b)..............    105,300     858,195
Wave Systems Corp., Class A (b).......................    525,000   1,664,250
                                                                  -----------
                                                                    6,899,695
                                                                  -----------
Medical Products--9.0%
Alkermes, Inc. (b)....................................     10,000     285,000
AtheroGenics, Inc. (b)................................    240,000   1,536,000
Conceptus, Inc. (b)...................................     70,000     997,500
SurModics, Inc. (b)...................................     60,000   2,909,400
                                                                  -----------
                                                                    5,727,900
                                                                  -----------

                                                            SHARES      VALUE
Healthy Living--2.7%
Whole Foods Market, Inc. (b).............................     50,000 $ 1,697,500
                                                                     -----------
Telecommunications--1.5%
DMC Stratex Networks, Inc. (b)...........................     50,000     507,250
NEON Communications, Inc. (b)............................    100,000     475,000
                                                                     -----------
                                                                         982,250
                                                                     -----------
Capital Goods--1.2%
Tomra Systems ASA--SP ADR (c)............................     60,000     748,524
                                                                     -----------
Financials--1.1%
American International Group, Inc........................        280      23,310
Eaton Vance Corp.........................................     20,000     682,800
                                                                     -----------
                                                                         706,110
                                                                     -----------
Consumer Non-Durables--0.2%
Thermo Trilogy Corp. (b)(d)(e)...........................     12,000      99,000
                                                                     -----------
Energy--0.0%
BP PLC (c)...............................................        600       4,991
Phillips Petroleum Co....................................        100       5,709
                                                                     -----------
                                                                          10,700
                                                                     -----------
Total Common Stocks (Cost $50,222,370)...................             45,145,695
                                                                     -----------
CORPORATE BONDS & NOTES--24.6%
                                                          PRINCIPAL
                                                            AMOUNT
Telecommunications--16.3%
Adelphia Communications Corp. 9.375%, due 11/15/09....... $1,000,000 $   957,500
Adelphia Communications Corp. 10.875%, due 10/01/10......  1,000,000   1,010,000
Amkor Technologies, Inc. 9.25%, due 5/1/06...............  2,000,000   1,830,000
Charter Communications
 Holdings LLC
 8.625%, due 4/1/09......................................  2,000,000   1,925,000
EchoStar DBS Corp.
 9.375%, due 2/1/09......................................  2,000,000   2,052,500
Nextel Communications
 0%, due 2/15/08 (f).....................................  2,000,000   1,365,000
RCN Corp.
 0%, due 10/15/07 (f)....................................    300,000      82,500
RCN Corp.
 0%, due 2/15/08 (f).....................................  1,300,000     331,500
Sprint Spectrum L.P.
 0%, due 8/15/06 (f).....................................    750,000     817,150
                                                                     -----------
                                                                      10,371,150
                                                                     -----------

                          GREEN CENTURY BALANCED FUND
                     PORTFOLIO OF INVESTMENTS--(concluded)

                                 July 31, 2001

                                                          PRINCIPAL
                                                            AMOUNT      VALUE
Alternative/Renewable Energy--5.1%
AES Corp.
 8.50%, due 11/1/07...................................... $1,000,000 $   955,000
AES Corp.
 9.50%, due 6/1/09.......................................  1,000,000   1,025,000
Calpine Corp.
 8.75%, due 7/15/07......................................    250,000     252,352
Calpine Corp.
 8.625%, due 8/15/10.....................................  1,000,000   1,030,240
                                                                     -----------
                                                                       3,262,592
                                                                     -----------
Consumer Goods & Services--2.9%
Kindercare Learning Centers 9.50%, due 2/15/09...........  1,000,000     997,500
Nebraska Book Company 8.75%, due 2/15/08.................    700,000     640,500
Nebraska Book Company
 0%, due 2/15/09 (f).....................................    300,000     214,500
                                                                     -----------
                                                                       1,852,500
                                                                     -----------
Food & Beverage--0.3%
Sparkling Spring Water 11.50%, due 11/15/07 (c)..........    250,000     194,063
                                                                     -----------
Total Corporate Bonds and Notes (Cost $16,880,801).......             15,680,305
                                                                     -----------
U.S. TREASURY NOTES--3.6%
U.S. Treasury Note
 6.125%, due 12/31/01....................................    500,000     505,567
U.S. Treasury Note
 6.375%, due 1/31/02.....................................  1,000,000   1,014,473
U.S. Treasury Note
 4.25%, due 5/31/03......................................    750,000     756,484
                                                                     -----------
Total U.S. Treasury Notes (Cost $2,251,830)..............              2,276,524
                                                                     -----------

                       VALUE
SHORT-TERM OBLIGATIONS--1.5%
Repurchase
 Agreements
Salomon Brothers,
 2.92%, dated
 7/31/01, due
 8/1/01, proceeds
 $947,698
 (collateralized by
 U.S. Treasury
 securities with
 maturity at
 1/24/02, value
 $974,269) (Cost
 $947,621)......... $   947,621
                    -----------
TOTAL INVESTMENTS
 (a)--100.6%
 (Cost
 $70,302,622)......  64,050,145
Other Assets less
 Liabilities
 (0.6)%............    (396,581)
                    -----------
NET ASSETS--100%... $63,653,564
                    ===========

-------
(a) The cost of investments for federal income tax purposes is $70,347,230, resulting in gross unrealized appreciation and depreciation of $8,773,668 and $15,070,753, respectively, or net unrealized depreciation of $6,297,085.
(b) Non-income producing security.
(c) Securities whose values are determined or significantly influenced by trading on exchanges not in the United States or Canada. ADR after the name of a foreign holding stands for American Depository Receipt representing foreign securities on deposit with a domestic custodian bank.
(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(e) Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers. Management has determined its fair value at July 31, 2001.
(f) Step bond. Rate shown is currently in effect at July 31, 2001.
                       See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2001

ASSETS:
Investments, at value (cost $70,302,622).........................  $ 64,050,145
Receivables for:
 Securities sold.................................................        89,429
 Capital stock sold..............................................        62,021
 Interest and dividends..........................................       419,034
                                                                   ------------
 Total assets....................................................    64,620,629
                                                                   ------------
LIABILITIES:
Payable for securities purchased.................................       143,000
Payable for capital stock repurchased............................       663,729
Accrued expenses.................................................       131,586
Written options (premiums received $53,122)......................        28,750
                                                                   ------------
 Total liabilities...............................................       967,065
                                                                   ------------
NET ASSETS.......................................................  $ 63,653,564
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital..................................................  $ 81,175,479
Undistributed net investment loss................................          (277)
Undistributed net realized loss on investments...................   (11,293,533)
Net unrealized depreciation on investments.......................    (6,228,105)
                                                                   ------------
NET ASSETS.......................................................  $ 63,653,564
                                                                   ============
SHARES OUTSTANDING...............................................     3,994,333
                                                                   ============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE...  $      15.94
                                                                   ============

                          GREEN CENTURY BALANCED FUND
                            STATEMENT OF OPERATIONS

                        For the year ended July 31, 2001
INVESTMENT INCOME:
Interest income..................................................  $  2,037,728
Dividend income (net of $813 of foreign withholding taxes).......        85,710
Miscellaneous income.............................................         6,248
                                                                   ------------
 Total investment income.........................................     2,129,686
                                                                   ------------
EXPENSES (Note 2):
Administrative services fee......................................       974,628
Investment advisory fee..........................................       539,873
Distribution fee.................................................       179,958
                                                                   ------------
 Total expenses..................................................     1,694,459
                                                                   ------------
NET INVESTMENT INCOME............................................       435,227
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on:
 Investments.....................................................   (10,522,382)
 Options written.................................................       106,742
                                                                   ------------
                                                                    (10,415,640)
Change in net unrealized appreciation/depreciation on:
 Investments.....................................................    (9,318,701)
 Options written.................................................        24,373
                                                                   ------------
                                                                     (9,294,328)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS..................   (19,709,968)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............  $(19,274,741)
                                                                   ============

                       See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                         FOR THE      FOR THE
                                                       YEAR ENDED   YEAR ENDED
                                                        JULY 31,     JULY 31,
                                                          2001         2000
INCREASE IN NET ASSETS:
From Operations:
 Net investment income...............................  $   435,227  $   168,108
 Net realized gain (loss) on investments and options
  written............................................  (10,415,640)  12,097,000
 Change in net unrealized appreciation/depreciation
  on investments and options written.................   (9,294,328)   1,608,881
                                                       -----------  -----------
 Net increase (decrease) in net assets resulting from
  operations.........................................  (19,274,741)  13,873,989
                                                       -----------  -----------
Dividends and distributions to shareholders (Note 1):
 From net investment income..........................     (456,099)    (155,784)
 From net realized gains.............................  (11,781,695)         --
                                                       -----------  -----------
Total dividends and distributions....................  (12,237,794)    (155,784)
                                                       -----------  -----------
Capital share transactions (Note 4):
 Proceeds from sales of shares.......................   84,925,475   48,461,250
 Reinvestment of dividends and distributions.........   10,124,328      125,948
 Payments for shares redeemed........................  (54,965,078) (22,493,277)
                                                       -----------  -----------
 Net increase in net assets resulting from capital
  share transactions.................................   40,084,725   26,093,921
                                                       -----------  -----------
Total Increase in Net Assets.........................    8,572,190   39,812,126
NET ASSETS:
Beginning of Period..................................   55,081,374   15,269,248
                                                       -----------  -----------
End of Period (including undistributed net investment
 loss of $(277) and undistributed net investment
 income of $17,602 for the years ended July 31, 2001
 and July 31, 2000, respectively)....................  $63,653,564  $55,081,374
                                                       ===========  ===========

                          GREEN CENTURY BALANCED FUND
                              FINANCIAL HIGHLIGHTS

                                                       FOR THE
                               FOR THE YEARS          ONE MONTH      FOR THE YEARS
                              ENDED JULY 31,            ENDED       ENDED JUNE 30,
                          --------------------------  JULY 31,      ----------------
                           2001      2000     1999      1998         1998     1997

Net Asset Value,
 beginning of period....  $ 23.56   $ 12.21  $ 12.68   $ 13.79      $ 13.53  $ 13.34
                          -------   -------  -------   -------      -------  -------
Income from investment
 operations:
 Net investment income..     0.10      0.07     0.11       --          0.02     0.12
 Net realized and
  unrealized gain (loss)
  on investments........    (4.10)    11.35     0.40     (1.11)        1.68     1.77
                          -------   -------  -------   -------      -------  -------
Total increase
 (decrease) from
 investment operations..    (4.00)    11.42     0.51     (1.11)        1.70     1.89
                          -------   -------  -------   -------      -------  -------
Less dividends and
 distributions (Note 1):
 Dividends from net
  investment income.....    (0.11)    (0.07)   (0.11)      --         (0.09)   (0.10)
 Distributions from net
  realized gains........    (3.51)      --     (0.87)      --         (1.35)   (1.60)
                          -------   -------  -------   -------      -------  -------
Total decrease from
 dividends and
 distributions..........    (3.62)    (0.07)   (0.98)      --         (1.44)   (1.70)
                          -------   -------  -------   -------      -------  -------
Net Asset Value, end of
 period.................  $ 15.94   $ 23.56  $ 12.21   $ 12.68      $ 13.79  $ 13.53
                          =======   =======  =======   =======      =======  =======
Total return............   (19.19)%   93.54%    4.93%    (8.05)%(a)   13.13%   15.22%
Ratios/Supplemental
 data:
 Net assets, end of
  period (in 000's).....  $63,654   $55,081  $15,269   $15,212      $16,286  $11,022
 Ratio of expenses to
  average net assets....     2.35%     2.48%    2.50%     2.50%(b)     2.50%    2.50%
 Ratio of net investment
  income to average net
  assets................     0.60%     0.50%    1.00%     0.22%(b)     0.12%    0.94%
 Portfolio turnover.....       91%      116%      91%        4%(a)       96%     109%

(a)  Not annualized
(b)  Annualized
                       See Notes to Financial Statements

                           GREEN CENTURY EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2001

ASSETS:
Investment in Domini Social Index Portfolio, at value (Note 1)...... $35,068,981
Receivable for capital stock sold...................................       8,400
                                                                     -----------
   Total assets.....................................................  35,077,381
                                                                     -----------
LIABILITIES:
Accrued expenses (Note 2)...........................................      36,726
Payable for capital stock repurchased...............................       3,343
                                                                     -----------
   Total liabilities................................................      40,069
                                                                     -----------
NET ASSETS.......................................................... $35,037,312
                                                                     ===========
NET ASSETS CONSIST OF:
Paid-in capital..................................................... $34,463,178
Accumulated net realized gain on investments........................   2,356,375
Net unrealized depreciation on investments..........................  (1,782,241)
                                                                     -----------
NET ASSETS.......................................................... $35,037,312
                                                                     ===========
SHARES OUTSTANDING..................................................   1,680,984
                                                                     ===========
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE...... $     20.84
                                                                     ===========

                           GREEN CENTURY EQUITY FUND
                            STATEMENT OF OPERATIONS

                        For the year ended July 31, 2001

INVESTMENT INCOME FROM INDEX PORTFOLIO:
Investment income from Index Portfolio (net of $8 of foreign
 withholding taxes)................................................. $   368,535
Expenses from Index Portfolio.......................................     (77,853)
                                                                     -----------
   Net income from Index Portfolio..................................     290,682
                                                                     -----------
EXPENSES:
Administrative services fee (Note 2)................................     478,233
                                                                     -----------
NET INVESTMENT LOSS.................................................    (187,551)
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT:
Net realized gain on investment allocated from Index Portfolio......   2,409,900
Change in net unrealized appreciation/depreciation on investment allocated from Index Portfolio.....................................  (9,799,340)
                                                                     -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT......................  (7,389,440)
                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $(7,576,991)
                                                                     ===========

                       See Notes to Financial Statements

                           GREEN CENTURY EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        FOR THE      FOR THE
                                                      YEAR ENDED   YEAR ENDED
                                                       JULY 31,     JULY 31,
                                                         2001         2000
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
 Net investment loss................................. $  (187,551) $  (215,266)
 Net realized gain on investment allocated from Index
  Portfolio..........................................   2,409,900    1,153,641
 Change in net unrealized appreciation/depreciation
  on investment allocated from Index Portfolio.......  (9,799,340)   1,429,087
                                                      -----------  -----------
 Net increase (decrease) in net assets resulting from
  operations.........................................  (7,576,991)   2,367,462
                                                      -----------  -----------
Dividends and distributions to shareholders:
 From net realized gains.............................  (1,259,745)    (103,620)
                                                      -----------  -----------
 Total dividends and distributions...................  (1,259,745)    (103,620)
                                                      -----------  -----------
Capital share transactions (Note 4):
 Proceeds from sales of shares.......................   8,179,612   15,345,676
 Reinvestment of dividends and distributions.........   1,196,184       99,832
 Payments for shares redeemed........................  (6,433,089)  (6,541,849)
                                                      -----------  -----------
 Net increase in net assets resulting from capital
  share transactions.................................   2,942,707    8,903,659
                                                      -----------  -----------
Total Increase (Decrease) in Net Assets..............  (5,894,029)  11,167,501
NET ASSETS:
 Beginning of period.................................  40,931,341   29,763,840
                                                      -----------  -----------
 End of period....................................... $35,037,312  $40,931,341
                                                      ===========  ===========

                           GREEN CENTURY EQUITY FUND
                              FINANCIAL HIGHLIGHTS

                                      FOR THE YEARS ENDED JULY 31,
                                 ----------------------------------------------
                                  2001      2000      1999      1998      1997

Net Asset Value, beginning of
 period........................  $ 26.42   $ 24.62   $ 20.44   $ 16.86   $11.04
                                 -------   -------   -------   -------   ------
Income from investment
 operations:
 Net investment income (loss)..    (0.11)    (0.14)    (0.08)    (0.03)    0.02
 Net realized and unrealized
  gain (loss) on investment....    (4.66)     2.02      4.47      3.62     5.84
                                 -------   -------   -------   -------   ------
 Total increase (decrease) from
  investment operations........    (4.77)     1.88      4.39      3.59     5.86
                                 -------   -------   -------   -------   ------
Less dividends and
 distributions:
 Dividends from net investment
  income.......................      --        --        --        --     (0.03)
 Distributions from net
  realized gains...............    (0.81)    (0.08)    (0.21)    (0.01)   (0.01)
                                 -------   -------   -------   -------   ------
Total decrease from dividends
 and distributions.............    (0.81)    (0.08)    (0.21)    (0.01)   (0.04)
                                 -------   -------   -------   -------   ------
Net Asset Value, end of period.  $ 20.84   $ 26.42   $ 24.62   $ 20.44   $16.86
                                 =======   =======   =======   =======   ======
Total return...................   (18.34)%    7.62%    21.56%    21.32%   53.14%
Ratios/Supplemental data:
 Net Assets, end of period (in
  000's).......................  $35,037   $40,931   $29,764   $15,476   $5,275
 Ratio of expenses to average
  net assets...................     1.50%     1.50%     1.50%     1.50%    1.50%
 Ratio of net investment income
  (loss) to average net assets.    (0.51)%   (0.59)%   (0.46)%   (0.26)%   0.07%
 Portfolio turnover (a)........       19%        9%        8%        5%       1%

(a)  Represents portfolio turnover for the Index Portfolio.

                       See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Significant Accounting Policies
  Green Century Funds (the "Trust") is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the "Balanced Fund") and the Green Century Equity Fund (the "Equity Fund"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.
  The Equity Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Index Portfolio"), an open-end, diversified management investment company having the same investment objective as the Fund. The Equity Fund accounts for its investment in the Index Portfolio as a partnership investment and records its share of the Index Portfolio's income, expenses and realized and unrealized gains and losses daily. The value of such investment reflects the Fund's proportionate interest in the net assets of the Index Portfolio (2.03% at July 31, 2001). The financial statements of the Index Portfolio are included elsewhere in this report and should be read in conjunction with the Equity Fund's financial statements.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trust's significant accounting policies:
  (A) Balanced Fund Investment Valuation: Equity securities listed on national securities exchanges or reported through the NASDAQ system are valued at last sale price. Unlisted securities or listed securities for which last sale prices are not available are valued at the mean between the closing bid and asked prices if such securities are listed on a national exchange, and at the last quoted bid price in the case of securities not listed on a national exchange. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
       Equity Fund Investment Valuation: Valuation of securities by the Index Portfolio is discussed in Note 1 of the Index Portfolio's Notes to Financial Statements which are included elsewhere in this report.
  (B)  Balanced Fund Securities Transactions and Investment
       Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Equity Fund Securities Transactions and Investment Income: The Fund earns income, net of Index Portfolio expenses, daily based on its investment in the Index Portfolio.

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS--(continued)

  (C) Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are attributable to permanent book and tax accounting differences. Accordingly, at July 31, 2001 for the Balanced Fund, a reclassification was recorded to reduce undistributed net realized loss on investments by $239,934, reduce paid-in capital by $242,927 and increase undistributed net investment income by $2,993. At July 31, 2001 for the Equity Fund, a reclassification was recorded to increase undistributed net investment income by $187,551, increase undistributed net realized gain on investments by $4,070 and reduce paid-in capital by $191,621.
  (D) Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.
      For the year ended July 31, 2001, the Balanced Fund realized post-October capital losses of $11,248,925 which, for tax purposes, are deferred and will be recognized in the following year.

NOTE 2--Transactions With Affiliates
  (A) Investment Adviser: Green Century Capital Management, Inc. ("Green Century") is the adviser ("the Adviser") for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. For these services, Green Century receives a fee, accrued daily and paid monthly, at an annual rate equal to 0.75% of the Balanced Fund's average daily net assets.
  (B) Subadviser: Winslow Management Company ("Winslow"), a division of Adams, Harkness & Hill, Inc., is the subadviser for the Balanced Fund. For its services, Winslow is paid a fee by the Adviser at an annual rate equal to 0.40% of the average daily net assets of the Balanced Fund, subject to an adjustment up or down of 0.20% annually. For the year ended July 31, 2001 Green Century accrued fees of $269,736 to Winslow.
  (C) Administrator: Green Century is the administrator ("the Administrator") of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees, fees under the Distribution Plan, interest, taxes, brokerage costs and other capital expenses, expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. For these services, Green Century receives a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, total operating expenses, on an annual basis, are limited to 2.50% of the Fund's average daily net assets up to $30 million, 2.25% of the Fund's average daily net assets from $30 million to $100 million, and 1.75% of the Fund's average daily net assets in excess of $100 million, and receives a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Index Portfolio (including investment advisory and distribution fees and any amortization of organization expenses), on an annual basis, do not exceed 1.50% of the Fund's average daily net assets.
  (D) Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, Sunstone Financial Group, Inc. ("Sunstone"), as Subadministrator, is responsible for conducting

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS--(continued)

     certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2001, Green Century accrued fees of $90,992 and $65,781 to Sunstone related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
  (E) Distribution Plan: The Trust has adopted a Distribution Plan (the "Plan") with respect to the Balanced Fund in accordance with Rule 12b-1 under the Act. The Plan provides that the Balanced Fund pay a fee to Sunstone Distribution Services, LLC, as distributor of shares of the Balanced Fund, at an annual rate not to exceed 0.25% of the Balanced Fund's average daily net assets. The fee is reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. For the year ended July 31, 2001, the Balanced Fund accrued and paid $179,958 to Sunstone Distribution Services, LLC for services provided pursuant to the plan.

NOTE 3--Investment Transactions
  The Balanced Fund's cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $92,992,251 and $63,623,849, respectively, for the year ended July 31, 2001.

  The Balanced Fund's activity in written options for the year ended July 31, 2001 was as follows:

                                                             PREMIUM   CONTRACTS
                                                            ---------  ---------
Options outstanding at July 31, 2000.......................       --       --
Options written............................................ $ 164,130    1,050
Options exercised..........................................       --       --
Options expired............................................       --       --
Options closed.............................................  (111,008)    (800)
                                                            ---------    -----
Options outstanding at July 31, 2001....................... $  53,122      250
                                                            =========    =====

  Additions and reductions in the Equity Fund's investment in the Index Portfolio aggregated $11,433,896 and $7,015,868 for the year ended July 31, 2001.

NOTE 4--Capital Share Transactions
  Capital share transactions for the Balanced Fund and the Equity Fund were as follows:

                                BALANCED FUND                EQUITY FUND
                         --------------------------- ---------------------------
                           FOR THE        FOR THE      FOR THE        FOR THE
                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                         JULY 31, 2001 JULY 31, 2000 JULY 31, 2001 JULY 31, 2000
Shares sold.............   3,923,372     2,013,731      358,240       584,808
Reinvestment of
 dividends..............     540,124         5,121       52,281         3,617
Shares redeemed.........  (2,807,270)     (931,730)    (278,789)     (248,006)
                          ----------     ---------     --------      --------
                           1,656,226     1,087,122      131,732       340,419
                          ==========     =========     ========      ========

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS--(concluded)


NOTE 5--New Accounting Pronouncement
  In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

-------------------------------------------------------------------------------

TAX INFORMATION--UNAUDITED

  The federal tax status of distributions per share made to shareholders on December 28, 2000 was as follows:

                                             NET                        20%
                                          INVESTMENT  SHORT-TERM     LONG-TERM
                                            INCOME   CAPITAL GAINS CAPITAL GAINS
                                          ---------- ------------- -------------
Balanced Fund............................    NONE       $0.7767       $2.7366
Equity Fund..............................    NONE          NONE       $0.8054

  For the Balanced Fund for the year ended July 31, 2001, 20.2% of dividends paid from net investment income and short-term capital gains qualified for the 70% dividends received deduction available to corporate shareholders.
  For the year ended July 31, 2001, the Equity Fund did not pay any dividends from net investment income or short-term capital gains that would qualify for the 70% dividends received deduction available to corporate shareholders.
  For the year ended July 31, 2001, the Balanced Fund and the Equity Fund designated $9,180,716 and $1,259,745, respectively, as a long-term capital gain distribution for purposes of the dividends paid deduction.

[LOGO OF KPMG]

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders Green Century Funds:

  We have audited the accompanying statements of assets and liabilities of the Green Century Balanced Fund and the Green Century Equity Fund (the "Funds"), portfolios of the Green Century Funds, including the Green Century Balanced Fund's portfolio of investments as of July 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned by the Green Century Balanced Fund as of July 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Green Century Balanced Fund and the Green Century Equity Fund as of July 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

Boston, Massachusetts
September 7, 2001

                         DOMINI SOCIAL INDEX PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 July 31, 2001

                                                         SHARES      VALUE

Basic Materials--0.8%
Air Products & Chemicals, Inc. .........................  69,200 $    2,825,436
Bemis Company, Inc. ....................................  15,800        698,992
Cabot Corporation.......................................  20,100        749,931
Calgon Carbon Corporation...............................  11,300         95,711
Caraustar Industries, Inc. .............................   7,600         75,620
Ecolab Inc. ............................................  38,600      1,545,544
Fuller (H.B.) Company...................................   4,100        215,947
IMCO Recycling Inc. ....................................   4,500         30,555
Lubrizol Corporation....................................  15,500        540,640
Mead Corporation........................................  29,900        888,628
Minerals Technologies Inc. .............................   5,900        250,573
Nucor Corporation.......................................  23,450      1,123,021
Praxair, Inc. ..........................................  48,500      2,198,990
Sigma-Aldrich Corporation...............................  22,800        987,012
Sonoco Products Company.................................  28,845        745,066
Stillwater Mining Company (b)...........................  11,600        299,280
Westvaco Corporation....................................  30,200        812,380
Worthington Industries, Inc. ...........................  25,100        352,906
                                                                 --------------
                                                                     14,436,232
                                                                 --------------
Capital Goods--3.1%
A.O. Smith Corporation..................................   4,300         75,379
American Power Conversion (b)...........................  59,100        788,985
Ault Inc. (b)...........................................   1,300          7,735
Avery Dennison Corporation..............................  33,300      1,706,958
Baldor Electric Company.................................   9,800        215,894
Brady Corporation.......................................   6,100        210,145
CLARCOR Inc. ...........................................   6,950        180,700
Cooper Industries, Inc. ................................  28,400      1,178,884
Cross (A.T.) Company (b)................................   4,400         31,460
Crown Cork & Seal Company, Inc. ........................  36,500        118,990
Cummins Engine Company, Inc. ...........................  12,400        504,804
Deere & Company.........................................  70,900      2,974,255
Dionex Corporation (b)..................................   6,700        195,640
Donaldson Company, Inc. ................................  13,100        403,480
Emerson Electric Company................................ 130,300      7,474,008
Fastenal Company (b)....................................  11,400        746,700
Graco Inc. .............................................   9,212        311,366
Granite Construction Incorporated.......................  12,325        300,237
Herman Miller, Inc. ....................................  23,600        595,664
HON Industries Inc. ....................................  18,100        466,437
Hubbell Incorporated....................................  14,860        441,342
Hunt Corporation........................................   3,000         18,900
Hutchinson Technology Incorporated (b)..................   7,200        132,912
Illinois Tool Works Inc. ...............................  91,600      5,770,800
Ionics, Inc. (b)........................................   4,700        145,512

                                                        SHARES       VALUE

Capital Goods--(continued)
Isco, Inc. (b)........................................     1,600 $       11,600
Lawson Products, Inc. ................................     2,800         76,188
Leggett & Platt, Incorporated.........................    59,500      1,426,215
Merix Corporation (b).................................     3,950         96,261
Milacron Inc. ........................................     9,800        179,340
Millipore Corporation.................................    14,200        925,556
Minnesota Mining & Manufacturing Company..............   120,000     13,425,600
Molex Incorporated....................................    29,946      1,030,142
National Service Industries, Inc. ....................    12,300        278,226
New England Business Service, Inc. ...................     3,900         74,061
Nordson Corporation...................................     9,800        244,020
Osmonics Inc. (b).....................................     4,100         58,958
Pitney Bowes Inc. ....................................    74,900      3,010,980
Sanmina Corporation (b)...............................    96,100      2,090,175
Sealed Air Corporation (b)............................    25,400      1,046,480
Solectron Corporation (b).............................   197,900      3,459,292
Spartan Motors, Inc. (b)..............................     3,300         14,685
Standard Register Company.............................     6,800        122,060
Steelcase Inc. .......................................     8,900        137,060
Thomas & Betts Corporation............................    17,400        361,050
Thomas Industries Inc. ...............................     4,400        113,168
Watts Industries......................................     5,000         79,100
                                                                 --------------
                                                                     53,257,404
                                                                 --------------
Communication Services--9.0%
AT&T Corporation...................................... 1,136,580     22,970,282
AT&T Wireless Services, Inc. .........................   605,687     11,320,290
BellSouth Corporation.................................   568,200     23,125,740
Citizens Communications Company (b)...................    80,967        993,465
SBC Communications Inc. .............................. 1,025,228     46,166,017
Sprint Corporation....................................   243,000      5,671,620
Telephone and Data Systems, Inc. .....................    15,700      1,691,675
Verizon Communications................................   819,122     44,355,456
                                                                 --------------
                                                                    156,294,545
                                                                 --------------
Consumer Cyclicals--8.7%
American Greetings Corporation........................    19,000        209,950
Angelica Corporation..................................     2,500         28,375
Apogee Enterprises, Inc. .............................     8,000        118,160
AutoZone, Inc. (b)....................................    33,700      1,595,021
Bandag, Inc. .........................................     2,600         78,026
Banta Corporation.....................................     7,150        198,841
Bassett Furniture Industries..........................     3,500         51,450
Black & Decker Corp. .................................    24,700      1,054,937
Block (H & R), Inc. ..................................    27,700      1,976,949

                                 July 31, 2001

                                                         SHARES      VALUE

Consumer Cyclicals--(continued)
Brown Shoe Company, Inc. ...............................   5,300 $       80,666
Centex Corporation......................................  17,700        832,608
Champion Enterprises Inc. (b)...........................  13,700        149,330
Charming Shoppes, Inc. (b)..............................  29,300        186,055
Cintas Corporation......................................  51,000      2,558,670
Circuit City Stores, Inc. ..............................  62,500      1,171,875
Claire's Stores, Inc. ..................................  12,600        216,216
Cooper Tire and Rubber Company..........................  21,800        353,596
Costco Wholesale Corporation (b)........................ 135,930      5,851,786
Dana Corporation........................................  45,000      1,158,750
Delphi Automotive Systems Corporation................... 169,100      2,766,476
DeVry Inc. (b)..........................................  20,900        815,518
Dillard's, Inc. ........................................  25,500        378,420
Dollar General Corporation..............................  99,951      1,962,038
Donnelly Corporation....................................   1,700         26,350
Dow Jones & Company.....................................  19,800      1,127,016
Enesco Group, Inc. (b)..................................   3,900         27,300
Fedders Corporation.....................................   4,700         22,513
Fleetwood Enterprises, Inc. ............................   9,500        154,850
Gap, Inc. (The)......................................... 257,787      7,040,163
Genuine Parts Company...................................  52,200      1,718,424
Handleman Company (b)...................................   8,200        123,000
Harman International Industries, Inc. ..................   9,660        357,420
Hartmarx Corporation (b)................................   8,500         20,655
Hillenbrand Industries, Inc. ...........................  18,800      1,064,080
Home Depot, Inc. ....................................... 704,397     35,480,477
IMS Health Inc. ........................................  89,000      2,287,300
Interface Inc. Cl A.....................................  12,800         75,648
J.C. Penney Company.....................................  79,300      2,255,292
John H. Harland Company.................................   8,300        177,205
KB Home (b).............................................  13,200        430,188
Kmart Corporation (b)................................... 148,000      1,712,360
Lands' End, Inc. (b)....................................   8,800        360,096
Lee Enterprises, Inc. ..................................  10,000        337,400
Lillian Vernon Corporation..............................   2,600         20,410
Liz Claiborne, Inc. ....................................  15,600        829,140
Lowe's Companies, Inc. ................................. 232,500      8,876,850
Mattel, Inc. ........................................... 129,385      2,315,992
May Department Stores Company...........................  89,900      2,984,680
Maytag Corporation......................................  23,500        787,955
McGraw-Hill Companies...................................  59,300      3,639,241
Media General, Inc. Class A.............................   6,700        321,533
Men's Wearhouse Inc. (b)................................  12,600        304,920
Meredith Corporation....................................  11,900        426,853

                                                        SHARES       VALUE

Consumer Cyclicals--(continued)
Modine Manufacturing Company..........................     8,500 $      249,390
New York Times Company Cl A...........................    47,800      2,213,140
Nordstrom, Inc. ......................................    40,200        904,500
Omnicom Group Inc. ...................................    56,300      4,918,931
Oshkosh B'Gosh, Inc. Cl A.............................     2,900         87,000
Pep Boys -- Manny, Moe & Jack.........................    15,400        210,980
Phillips-Van Heusen Corporation.......................     7,900        108,230
Pulte Homes Inc. .....................................    15,200        630,952
RadioShack Corporation................................    56,400      1,592,172
Reebok International Ltd. (b).........................    17,800        569,778
Rouse Company.........................................    20,600        566,500
Russell Corporation...................................     9,300        160,425
Scholastic Corporation (b)............................     9,800        364,168
Sears, Roebuck and Co. ...............................   100,000      4,698,000
Service Corporation International (b).................    85,800        677,820
Sherwin-Williams Company..............................    47,300      1,082,697
Skyline Corporation...................................     2,500         65,500
Snap-On Incorporated..................................    17,550        473,850
Springs Industries, Inc. .............................     3,100        140,709
SPX Corporation (b)...................................    12,015      1,455,737
Stanley Works.........................................    25,900      1,128,981
Staples, Inc. (b).....................................   137,400      2,059,626
Stride Rite Corporation...............................    12,100        119,185
Target Corporation....................................   272,000     10,526,400
Tennant Company.......................................     2,600         97,578
The Limited Inc. .....................................   129,100      2,190,827
Timberland Company (The) Cl A (b).....................     9,500        332,975
TJX Companies, Inc. ..................................    84,500      2,873,845
Toro Company..........................................     3,700        174,455
Toys "R' Us, Inc. (b).................................    59,820      1,377,655
Tribune Company.......................................    90,550      3,736,093
Venator Group, Inc. (b)...............................    41,400        683,100
VF Corporation........................................    34,000      1,244,740
Visteon Corporation...................................    39,800        840,974
Washington Post Company Cl B..........................     2,300      1,344,350
Wellman, Inc. ........................................     9,200        121,348
Whirlpool Corporation.................................    20,200      1,424,908
                                                                 --------------
                                                                    150,546,543
                                                                 --------------
Consumer Staples--16.8%
Alberto-Culver Company Cl B...........................     9,900        429,462
Albertson's, Inc. ....................................   124,400      4,071,612
AOL Time Warner Inc. (b).............................. 1,292,200     58,730,490
Avon Products, Inc. ..................................    71,900      3,335,441
Bergen Brunswig Corporation Class A...................    40,536        856,526

                                 July 31, 2001

                                                         SHARES      VALUE

Consumer Staples--(continued)
Bob Evans Farms, Inc. ..................................  10,200 $      188,496
Campbell Soup Company................................... 123,900      3,389,904
Church & Dwight Co., Inc. ..............................  11,700        296,829
Clorox Company..........................................  71,400      2,668,932
Coca-Cola Company....................................... 754,700     33,659,620
Colgate-Palmolive Company............................... 170,400      9,235,680
Comcast Corporation Cl A Special (b).................... 275,600     10,481,068
CVS Corporation......................................... 118,500      4,267,185
Darden Restaurants, Inc. ...............................  36,100      1,079,390
Deluxe Corporation......................................  21,800        687,572
Emmis Communications Corp. Cl A.........................  12,700        384,556
Fleming Companies, Inc. ................................  13,200        467,544
General Mills Incorporated..............................  86,300      3,795,474
Gillette Company........................................ 319,900      8,915,613
Great Atlantic & Pacific Tea Company, Inc. .............  11,100        184,371
Green Mountain Coffee Inc. .............................   1,900         72,979
Heinz (H.J.) Company.................................... 105,500      4,558,655
Hershey Foods Corporation...............................  32,200      1,943,592
Horizon Organic Holding Corporation (b).................   2,900         33,350
J.M. Smucker Co. .......................................   7,000        190,050
Kellogg Company......................................... 123,100      3,701,617
Kelly Services, Inc. Cl A...............................   9,774        239,096
Kimberly-Clark Corporation.............................. 161,664      9,830,788
Kroger Company (b)...................................... 248,300      6,545,188
Longs Drug Stores Corporation...........................  11,200        249,200
Luby's Inc. (b).........................................   6,500         59,540
McDonald's Corporation.................................. 392,500     11,437,450
Nature's Sunshine Products, Inc. .......................   4,900         59,584
Newell Rubbermaid, Inc. ................................  80,478      1,744,763
Odwalla, Incorporated (b)...............................   3,200         24,800
Oneida Ltd. ............................................   4,800         83,328
PepsiAmericas, Inc. (b).................................  47,000        645,310
PepsiCo, Inc. .......................................... 444,300     20,717,709
Procter & Gamble Company................................ 395,700     28,102,614
Quaker Oats Company.....................................  39,900      3,511,200
R.R. Donnelley & Sons Company...........................  35,400      1,051,734
Radio One, Inc. (b).....................................   6,600        120,648
Ralston Purina Company..................................  93,500      3,002,285
Ruby Tuesday, Inc. .....................................  19,000        353,400
Ryan's Family Steakhouse, Inc. (b)......................   9,300        155,031
Starbucks Corporation (b)............................... 114,400      2,063,776
Supervalu Inc...........................................  39,700        832,509
Sysco Corporation....................................... 205,000      5,502,200
Tootsie Roll Industries, Inc. ..........................   9,997        388,483

                                                         SHARES      VALUE

Consumer Staples--(continued)
Tupperware Corporation..................................  17,300 $      406,204
Univision Communications, Inc. Cl A (b).................  41,700      1,592,106
Viacom, Inc. Cl A (b)...................................  41,500      2,074,170
Walgreen Company........................................ 308,200     10,386,340
Walt Disney Company..................................... 631,300     16,634,755
Wendy's International, Inc..............................  34,100        914,221
Whole Foods Market, Inc. (b)............................  16,000        543,200
Wild Oats Markets, Inc. (b).............................   6,750         65,813
Wrigley (Wm.) Jr. Company...............................  54,900      2,740,608
                                                                 --------------
                                                                    289,704,061
                                                                 --------------
Energy--0.8%
Anadarko Petroleum Corporation..........................  75,685      4,298,908
Apache Corporation......................................  37,900      1,968,905
Devon Energy Corporation................................  38,914      2,109,528
EOG Resources, Inc. ....................................  35,500      1,254,925
Helmerich & Payne, Inc. ................................  16,100        501,676
Kinder Morgan, Inc. ....................................  34,700      1,818,280
Mitchell Energy & Development Corp. ....................  14,900        694,340
Rowan Companies, Inc. (b)...............................  28,700        552,188
Sunoco, Inc. ...........................................  25,700        888,706
                                                                 --------------
                                                                     14,087,456
                                                                 --------------
Financials--22.6%
A.G. Edwards Inc. ......................................  24,087      1,053,806
AFLAC Inc. ............................................. 160,900      4,759,422
American Express Company................................ 403,600     16,277,188
American General Corporation............................ 152,524      7,054,235
American International Group, Inc. ..................... 702,518     58,484,624
AmSouth Bancorporation.................................. 111,700      2,220,596
Aon Corporation.........................................  79,200      2,807,640
Bank One Corporation.................................... 350,685     13,575,016
Capital One Financial Corporation.......................  63,200      4,061,864
Charles Schwab Corporation.............................. 419,800      6,292,802
Charter One Financial, Inc. ............................  63,200      2,029,352
Chittenden Corporation..................................   7,661        256,260
Chubb Corporation.......................................  53,200      3,733,044
CIGNA Corporation.......................................  45,400      4,554,074
Cincinnati Financial Corporation........................  48,785      1,922,129
Comerica Incorporated...................................  53,500      3,295,065
Dime Bancorp............................................  34,600      1,409,950
Fannie Mae.............................................. 309,400     25,757,550
Fifth Third Bancorp..................................... 174,637     11,005,624
First Tennessee National Corporation....................  39,300      1,351,920
FirstFed Financial Corp. (b)............................   5,000        154,250
Franklin Resources, Inc. ...............................  80,600      3,477,084

                                 July 31, 2001

                                                         SHARES      VALUE

Financials--(continued)
Freddie Mac............................................. 211,400 $   14,468,216
Golden West Financial...................................  47,900      3,096,735
Greenpoint Financial Corporation........................  30,600      1,262,556
Hartford Financial Services Group (The).................  72,100      4,773,741
Household International, Inc. .......................... 140,846      9,336,681
J.P. Morgan Chase & Co. (b)............................. 602,460     26,086,518
Jefferson-Pilot Corporation.............................  46,725      2,219,905
KeyCorp................................................. 128,600      3,440,050
Lincoln National Corp...................................  57,300      2,924,019
Marsh & McLennan Companies, Inc.........................  83,650      8,398,460
MBIA Inc................................................  44,600      2,504,736
MBNA Corporation........................................ 258,750      9,159,750
Mellon Financial Corporation............................ 145,000      5,512,900
Merrill Lynch & Co., Inc. .............................. 253,400     13,744,416
MGIC Investment Corporation.............................  32,200      2,416,288
Moody's Corporation.....................................  47,500      1,579,850
National City Corporation............................... 182,600      5,865,112
Northern Trust Corporation..............................  67,500      4,306,500
PNC Financial Services Group............................  87,900      5,832,165
Progressive Corporation (The)...........................  22,200      2,992,782
Providian Financial Corporation.........................  86,900      4,290,253
SAFECO Corporation......................................  38,700      1,227,564
St. Paul Companies, Inc.................................  65,364      2,866,211
State Street Corporation................................  98,900      5,317,853
Stilwell Financial, Inc. ...............................  66,100      1,960,526
SunTrust Banks, Inc. ...................................  88,800      6,149,400
Synovus Financial Corp. ................................  87,650      2,993,248
Torchmark Corporation...................................  37,800      1,569,078
U.S. Bancorp............................................ 593,921     14,099,685
UnumProvident Corporation...............................  73,000      2,082,690
USA Education, Inc. ....................................  49,800      3,989,478
Value Line, Inc. .......................................   2,900        125,280
Wachovia Corporation....................................  63,600      4,521,960
Washington Mutual Inc. ................................. 266,353     10,792,624
Wells Fargo & Company................................... 518,700     23,891,322
Wesco Financial Corporation.............................   2,200        697,400
                                                                 --------------
                                                                    392,029,447
                                                                 --------------
Healthcare--11.5%
Allergan, Inc...........................................  40,100      3,019,129
Amgen Inc. (b).......................................... 316,100     19,822,631
Applera Corp.-Applied Biosystems Group..................  63,900      1,801,980
Baxter International, Inc. ............................. 179,200      8,924,160
Becton Dickinson and Company............................  77,500      2,678,400
Biomet, Inc. (b)........................................  54,000      2,621,700

                                                        SHARES       VALUE

Healthcare--(continued)
Boston Scientific Corporation (b).....................   121,100 $    2,181,011
Forest Laboratories, Inc. (b).........................    53,000      4,163,150
Guidant Corp. (b).....................................    93,300      2,974,404
Humana, Inc. (b)......................................    50,300        560,845
Johnson & Johnson.....................................   914,970     49,499,877
Manor Care, Inc. (b)..................................    30,700        988,540
McKesson HBOC Inc. ...................................    85,820      3,557,239
MedImmune, Inc. (b)...................................    64,100      2,469,132
Medtronic, Inc. ......................................   366,800     17,617,404
Merck & Co., Inc. ....................................   699,800     47,572,404
Mylan Laboratories, Inc...............................    37,900      1,279,125
Oxford Health Plans, Inc. (b).........................    29,800        864,200
Quintiles Transnational Corp. (b).....................    36,000        669,960
Schering-Plough Corporation...........................   443,800     17,330,390
St. Jude Medical  Inc. (b)............................    25,800      1,806,000
Stryker Corporation...................................    59,000      3,538,820
Watson Pharmaceuticals (b)............................    31,900      2,100,615
                                                                 --------------
                                                                    198,041,116
                                                                 --------------
Technology--23.6%
3Com Corporation (b)..................................   101,600        497,840
Adaptec Inc. (b)......................................    29,700        349,866
ADC Telecommunications, Inc. (b)......................   236,100      1,159,251
Advanced Micro Devices, Inc. (b)......................    94,700      1,729,222
Advent Software, Inc. (b).............................     9,200        519,984
Analog Devices, Inc. (b)..............................   109,400      5,032,400
Andrew Corporation (b)................................    24,400        537,776
Apple Computer, Inc. (b)..............................   104,900      1,971,071
Applied Materials, Inc. (b)...........................   245,700     11,267,802
Arrow Electronics, Inc. (b)...........................    29,500        789,125
AstroPower, Inc. (b)..................................     4,200        187,530
Autodesk, Inc. .......................................    16,300        607,827
Automatic Data Processing, Inc. ......................   189,574      9,658,795
Avnet, Inc. ..........................................    35,500        848,095
BMC Software Inc. (b).................................    73,900      1,478,000
Borland Software Corporation (b)......................    17,800        231,756
Ceridian Corp. (b)....................................    52,100        900,809
Cisco Systems, Inc. (b)............................... 2,208,200     42,441,604
Compaq Computer Corporation...........................   515,788      7,705,873
Computer Associates International, Inc. ..............   174,800      6,027,104
Compuware Corporation (b).............................   111,500      1,527,550
CPI Corp. ............................................     2,300         46,805
Dell Computer Corp. (b)...............................   794,100     21,385,113
EMC Corporation (b)...................................   669,000     13,192,680
Gerber Scientific Inc. ...............................     6,400         69,248
Hewlett-Packard Company...............................   589,500     14,537,070
Ikon Office Solutions.................................    42,600        331,428

                     PORTFOLIO OF INVESTMENTS--(concluded)

                                 July 31, 2001

                                                        SHARES       VALUE

Technology--(continued)
Imation Corpation.....................................    10,600 $      257,368
Intel Corporation..................................... 2,041,800     60,866,058
Lexmark International Group Inc. (b)..................    39,000      1,783,080
LSI Logic Corp. (b)...................................   109,700      2,389,266
Lucent Technologies, Inc.............................. 1,032,600      6,918,420
Micron Technology, Inc. (b)...........................   180,000      7,560,000
Microsoft Corporation (b)............................. 1,618,700    107,141,753
National Semiconductor Corporation (b)................    52,800      1,692,240
Novell Inc. (b).......................................   109,300        545,407
Palm, Inc. (b)........................................   171,787        922,496
Paychex, Inc. ........................................   113,000      4,440,900
PeopleSoft, Inc. (b)..................................    89,200      3,895,364
Polaroid Corporation..................................    13,100         15,589
QRS Corporation (b)...................................     4,300         62,565
Qualcomm Inc. (b).....................................   228,600     14,454,378
Sapient Corporation (b)...............................    36,500        228,125
Scientific-Atlanta, Inc. .............................    49,800      1,267,410
Sun Microsystems, Inc. (b)............................   989,300     16,115,697
Symantec Corporation (b)..............................    22,900      1,104,009
Tektronix, Inc. (b)...................................    28,400        644,396
Tellabs, Inc. (b).....................................   123,800      2,038,986
Texas Instruments, Inc. ..............................   526,500     18,164,250
W.W. Grainger Inc. ...................................    28,500      1,199,850
Xerox Corporation.....................................   202,400      1,615,152
Xilinx, Inc. (b)......................................   100,100      4,004,000
Yahoo! Inc. (b).......................................   171,200      3,016,544
                                                                 --------------
                                                                    407,374,927
                                                                 --------------
Transportation--1.0%
Airborne Freight Corporation (b)......................    13,900        175,696
Alaska Air Group, Inc. (b)............................     7,700        243,628
AMR Corporation (b)...................................    46,400      1,630,960
Consolidated Freightways Corporation (b)..............     6,200         41,788
Delta Air Lines, Inc..................................    37,200      1,650,936
FedEx Corporation (b).................................    93,400      3,863,958
GATX Corporation......................................    14,300        574,145
Kansas City Southern Industries, Inc. (b).............    17,400        259,782
Norfolk Southern Corporation..........................   116,100      2,335,932

                                                       SHARES      VALUE

Transportation--(continued)
Roadway Express, Inc. ................................   5,600 $      162,680
Ryder System, Inc. ...................................  17,900        340,100
Southwest Airlines Co. ............................... 231,062      4,623,551
UAL Corporation.......................................  15,600        533,676
Yellow Corporation (b)................................   6,900        150,144
                                                               --------------
                                                                   16,586,976
                                                               --------------
Utilities--1.9%
AGL Resources Inc. ...................................  16,300        391,200
American Water Works, Inc. ...........................  29,800        926,482
Cascade Natural Gas Corporation.......................   3,200         65,280
Cleco Corporation.....................................  13,600        309,400
El Paso Energy Corporation (b)........................ 154,700      8,005,725
Energen Corporation...................................   9,200        234,600
Enron Corp............................................ 224,200     10,167,470
Equitable Resources, Inc. ............................  19,600        702,660
IDACORP Inc. .........................................  11,200        414,400
KeySpan Corporation...................................  41,500      1,271,560
National Fuel Gas Company.............................  11,800        566,400
NICOR Inc. ...........................................  13,600        504,968
NiSource, Inc. .......................................  62,600      1,650,136
Northwest Natural Gas Co. ............................   7,300        175,784
Northwestern Corp. ...................................   6,700        143,246
OGE Energy Corp. .....................................  23,400        505,440
Peoples Energy Corporation............................  10,600        403,436
Potomac Electric Power Company........................  33,400        723,110
Questar Corporation...................................  24,200        569,668
Southern Union Company (b)............................  15,300        313,497
WGL Holdings..........................................  13,900        386,837
Williams Companies, Inc. ............................. 147,400      4,937,900
                                                               --------------
                                                                   33,369,199
                                                               --------------
TOTAL INVESTMENTS (a)--99.8%.................................. $1,725,727,906
Other Assets, less liabilities--0.2%..........................      3,277,171
                                                               --------------
NET ASSETS--100.0%............................................ $1,729,005,077
                                                               ==============

(a) The aggregate cost for federal income tax purposes is $1,818,504,375, the aggregate gross unrealized appreciation is $175,364,035 and the aggregate gross u nrealized depreciation is $268,140,504, resulting in net unrealized depreciation of $92,776,469.
(b) Non-income producing security.

Copyright in the Domini 400 Social Index SM is owned by Kinder, Lydenberg, Do-mini & Co. and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

                       See Notes to Financial Statements

                         DOMINI SOCIAL INDEX PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2001

ASSETS:
Investments at value (Cost $1,812,130,628)...................... $1,725,727,906
Cash............................................................        791,111
Receivable for securities sold..................................      1,057,466
Dividends receivable............................................      1,816,926
                                                                 --------------
   Total assets.................................................  1,729,393,409
                                                                 --------------
LIABILITIES:
Payable for securities purchased................................        107,898
Accrued expenses (Note 2).......................................        280,434
                                                                 --------------
   Total liabilities............................................        388,332
                                                                 --------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS........ $1,729,005,077
                                                                 ==============

                            STATEMENT OF OPERATIONS

                        For the year ended July 31, 2001

INVESTMENT INCOME
Dividends ..........................................               $  18,131,453

EXPENSES
Management fee (Note 2)............................. $  3,644,328
Custody fees (Note 3)...............................      237,624
Professional fees...................................      134,940
Trustee fees........................................       27,675
                                                     ------------
Total expenses......................................    4,044,567
 Fees paid indirectly (Note 3)......................     (216,615)
                                                     ------------
   Net expenses.....................................                   3,827,952
                                                                   -------------
NET INVESTMENT INCOME...............................                  14,303,501
NET REALIZED GAIN ON INVESTMENTS
Proceeds from sales................................. $343,157,262
Cost of securities sold.............................  224,705,157
                                                     ------------
Net realized gain on investments....................                 118,452,105
NET CHANGES IN UNREALIZED
 APPRECIATION/(DEPRECIATION) OF INVESTMENTS
 Beginning of period................................ $392,252,702
 End of period......................................  (86,402,722)
                                                     ------------
   Net change in unrealized appreciation............                (478,655,424)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.........................................               $(345,899,818)
                                                                   =============

                       See Notes to Financial Statements

                         DOMINI SOCIAL INDEX PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    FOR THE         FOR THE
                                                   YEAR ENDED      YEAR ENDED
                                                 JULY 31, 2001   JULY 31, 2000
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
 Net investment income.........................  $   14,303,501  $   11,484,801
 Net realized gain on investments..............     118,452,105      52,347,434
 Net change in unrealized
  appreciation/(depreciation) of investments...    (478,655,424)     53,329,304
                                                 --------------  --------------
 Net Increase/(Decrease) in Net Assets
  Resulting from Operations....................    (345,899,818)    117,161,539
                                                 --------------  --------------
Transactions in Investors' Beneficial Interest:
 Additions.....................................     480,587,065     774,293,376
 Reductions....................................    (379,303,886)   (265,237,980)
                                                 --------------  --------------
 Net Increase in Net Assets from Transactions
  in Investors' Beneficial Interests...........     101,283,179     509,055,396
                                                 --------------  --------------
Total Increase/(Decrease) in Net Assets........    (244,616,639)    626,216,935
NET ASSETS:
 Beginning of period...........................   1,973,621,716   1,347,404,781
                                                 --------------  --------------
 End of period.................................  $1,729,005,077  $1,973,621,716
                                                 ==============  ==============

                             FINANCIAL HIGHLIGHTS

                                    FOR THE YEARS ENDED JULY 31,
                         ---------------------------------------------------------------------------
                            2001           2000              1999             1998            1997
Net Assets (000's)...... $1,729,005     $1,973,622        $1,347,405        $642,236        $292,359
Ratio of net investment
 income to average net
 assets (annualized)....       0.78%          0.70%(1)          0.84%(1)        1.05%(2)        1.34%
Ratio of expenses to
 average net assets
 (annualized)...........       0.22%(3)       0.24%(1)(3)       0.24%(1)(3)     0.24%(2)(3)     0.29%(3)
Portfolio turnover
 rate...................         19%             9%                8%              5%              1%

(1) Reflects a voluntary expense reimbursement and fee waiver by the Manager of 0.002% and 0.01% for the years ended July 31, 2000 and 1999, respectively. Had the Manager not waived its fee and reimbursed expenses, the annualized ratios of net investment income and expense to average net assets for the year ended July 31, 2000 would have been 0.70% and 0.24%, respectively, and for the year ended July 31, 1999 would have been 0.83% and 0.25%, respectively.
(2) Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived its fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 1.04% and 0.25%, respectively.
(3) Ratio of expenses to average net assets for the years ended July 31, 2001, 2000, 1999, 1998 and 1997 include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.21%, 0.21%, 0.20%, 0.20% and 0.25% for the years ended July 31, 2001,
     2000, 1999, 1998 and 1997, respectively.

                       See Notes to Financial Statements

                  DOMINI SOCIAL INDEX PORTFOLIO/July 31, 2001

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Significant Accounting Policies
  Domini Social Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social IndexSM (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990 and began investment operations on June 3, 1991.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.
  (A) Valuation of Investments: The Portfolio values securities at the last reported sale price provided by independent pricing services, or at the last reported bid price if no sales are reported. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.
  (B) Dividend Income: Dividend income is recorded on the ex-dividend date.
  (C) Federal Taxes: The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S.
      federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.
  (D) Other: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

NOTE 2--Transactions with Affiliates
  (A) Manager. Domini Social Investments LLC ("DSIL"or the "Manager") is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by the Manager consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%.
  (B) Submanager. SSgA Funds Management, Inc. ("SSgA") provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. SSgA does not determine the composition of the Index. Prior to May 1, 2001, these services were provided by State Street Global Advisors. Prior to January 1, 2001, these services were provided by Mellon Equity Associates, LLP.

NOTE 3--Investment Transactions
  Cost of purchases and proceeds from sales of investments, other than U.S. Government securities and short-term obligations, for the year ended July 31, 2001 aggregated $431,253,814 and $343,157,262, respectively. Custody fees of the Portfolio were reduced by $216,615 which was compensation for uninvested cash left on deposit with the custodian.

                  DOMINI SOCIAL INDEX PORTFOLIO/July 31, 2001

                  NOTES TO FINANCIAL STATEMENTS--(concluded)

NOTE 4--New Accounting Pronouncement
  In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. The Portfolio does not expect these accounting principles to have a material effect on the financial statements

[LOGO OF KPMG]


                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors
Domini Social Index Portfolio:

  We have audited the accompanying statement of assets and liabilities of Domini Social Index Portfolio (the "Portfolio"), including the portfolio of investments, as of July 31, 2001, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Index Portfolio as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                                    /s/ KPMG LLP

Boston, Massachusetts
September 7, 2001

                                                                   Annual Report
--------------------------------------------------------------------------------

INVESTMENT ADVISER (Balanced Fund) AND ADMINISTRATOR
Green Century Capital Management, Inc.
29 Temple Place
Boston, MA 02111
1-800-93-GREEN

INVESTMENT SUBADVISER (Balanced Fund)
Winslow Management Company
60 State Street
Boston, MA 02109

INVESTMENT MANAGER (Index Portfolio)
Domini Social Investments LLC
536 Broadway
New York, NY 10012

INVESTMENT SUBMANAGER (Index Portfolio)
SSgA Funds Management, Inc.
Two International Place
Boston, MA 02110

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004

SUBADMINISTRATOR and DISTRIBUTOR
Sunstone Financial Group, Inc. (Subadministrator)
Sunstone Distribution Services, LLC (Distributor)
803 West Michigan Street
Milwaukee, WI 53233

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, IN 46204-1806

COUNSEL TO GREEN CENTURY CAPITAL MANAGEMENT, INC.
Goulston & Storrs
400 Atlantic Avenue
Boston, MA 02110

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110

--------------------------------------------------------------------------------
[LOGO OF GREEN CENTURY FUNDS]
   An investment for your future.

Printed on recycled paper with soy-based ink.

                                                   [LOGO OF GREEN CENTURY FUNDS]




                                                                   July 31, 2001


                                                                   Balanced Fund

                                                                     Equity Fund